UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2023

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38248	46-3951329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 W. Walnut Hill Lane
Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 771-9952

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is set forth in Item 5.02 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2023, the Board of Directors (the “Board”) of RumbleOn, Inc. (“RumbleOn” or the “Company”) appointed Steven Pully, Chairman of the Board, to serve as Executive Chairman of the Board. Unless earlier terminated, such appointment is for a term through December 15, 2023. For his service as Executive Chairman, Mr. Pully will receive a salary based on an annualized rate of $525,000, a one-time payment of $43,750 for services provided since June 15, 2023 until his appointment, and a one-time grant of $375,000 in restricted stock units (“RSUs”) which shall vest 50% on October 14, 2023 and the remaining 50% on December 15, 2023, in each case assuming continued employment through such vesting dates. Mr. Pully will no longer serve on any of the Board’s committees. There are no family relationships between Mr. Pully and any Company director or executive officer. For additional information about Mr. Pully, please see the Company’s 2023 Annual Meeting Proxy Statement (the “2023 Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2023. Mr. Pully has engaged in no related party transactions required to be reported under Item 404(a) of Regulation S-K.

Also on July 14, 2023, Mark Tkach resigned from his position as an unclassified director and the Board appointed him to the vacant Class III Board seat created by the resignation of Marshall Chesrown in accordance with the terms of the cooperation agreement entered into on June 15, 2023, by and among the Company, Mr. Tkach and William Coulter (the “Cooperation Agreement”). Mr. Tkach serves, and will continue to serve, on the Executive Transition Committee. There are no family relationships between Mr. Tkach and any Company director or executive officer, and Mr. Tkach was selected as a director pursuant to the Proxy Term Sheet as described in the 2023 Proxy Statement. Related party transactions information between the Company and Mr. Tkach which would require disclosure under Item 404 of Regulation S-K is set forth in the Company’s 2023 Proxy Statement and incorporated herein by reference. For additional information about Mr. Tkach and about the Company’s director compensation practices, please see the Company’s 2023 Proxy Statement. For more information about the Cooperation Agreement, see the Current Report on Form 8-K filed with the SEC on July 6, 2023.

Melvin Flanigan’s term as an unclassified director expired upon his election as a Class II director at the 2023 Annual Meeting of Stockholders of RumbleOn (the “2023 Annual Meeting”).

Also on July 14, 2023, Michael Francis resigned as General Counsel and Chief Legal Officer of the Company. In connection with his resignation, Mr. Francis and the Company entered into a separation agreement that provides a severance of $450,000 cash and the vesting of 85% of his previously granted but unvested RSUs (a vesting of 53,339 shares of the Company’s Class B common stock) (the “Separation Agreement”). The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text thereof, which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Also on July 14, 2023, Mr. Francis and the Company entered into a special advisor agreement for up to a one-year term beginning on August 1, 2023, pursuant to which Mr. Francis will provide advisory services to transition out of his prior role with the Company (the “Special Advisor Agreement”). As consideration, the Company will vest Mr. Francis’s remaining previously granted RSUs (a vesting of 9,413 shares of the Company’s Class B common stock) at the termination of the Special Advisor Agreement. The foregoing description of the Special Advisor Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text thereof, which is attached as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the 2023 Annual Meeting of the Company held on July 14, 2023. Each stockholder of Class A common stock was entitled to ten votes per share on each of the two director nominees and on each other matter presented at the 2023 Annual Meeting. Each stockholder of Class B common stock was entitled to one vote per share on each of the two director nominees and on each other matter presented at the 2023 Annual Meeting.

Proposal 1 – Election of two Class II directors, serving for a term ending at the 2026 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

Class A Common Stock

Nominee	Votes For	Withheld
William Coulter	62,500	0
Melvin Flanigan	62,500	0

Class B Common Stock

Nominee	Votes For	Withheld
William Coulter	10,791,534	638,595
Melvin Flanigan	11,158,100	272,029

There were no broker non-votes on this proposal.

Proposal 2 – Advisory approval of the Company’s executive compensation (“Say on Pay”).

Class A Common Stock

Votes For	Votes Against	Abstain
62,500	0	0

Class B Common Stock

Votes For	Votes Against	Abstain
10,224,387	1,180,003	25,738

There were no broker non-votes on this proposal.

Proposal 3 – Advisory approval of the frequency of future Company Say on Pay votes.

Class A Common Stock

One Year	Two Years	Three Years	Abstain
62,500	0	0	0

Class B Common Stock

One Year	Two Years	Three Years	Abstain
11,248,426	3,977	26,261	151,463

There were no broker non-votes on this proposal.

Based on the results set forth above, until the next required vote on the frequency of Company Say on Pay votes, the Company has decided to include an advisory vote on the compensation of executives in its proxy materials on an annual basis.

Proposal 4 – Approval of an increase in the number of shares available for issuance under the Company’s 2017 Stock Incentive Plan.

Class A Common Stock

Votes For	Votes Against	Abstain
62,500	0	0

Class B Common Stock

Votes For	Votes Against	Abstain
9,026,771	2,369,775	33,582

There were no broker non-votes on this proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation Agreement, dated July 14, 2023, by and between RumbleOn, Inc. and Michael Francis.
10.2	Special Advisor Agreement, dated July 14, 2023, by and between RumbleOn, Inc and Michael Francis.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: July 20, 2023	By:	/s/ Mark Tkach
Mark Tkach
Interim Chief Executive Officer

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